UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2026
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CIPHER DIGITAL INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue
Floor 54
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (332) 262-2300
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 2, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 268,911,228 shares of the Company’s common stock were present electronically or represented by proxy at the Annual Meeting, representing approximately 66.24% percent of the Company’s outstanding common stock as of the April 8, 2026 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2026.

Proposal No. 1 - Election of Directors
At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a term of office expiring on the date of the annual meeting of stockholders in 2029 and until their respective successors have been duly elected and qualified, by the following votes:

	Votes FOR	Votes WITHHELD	Broker Non- Votes
Thomas Duda	185,093,985	806,976	83,010,267
James Newsome	180,819,379	5,081,582	83,010,267
Wesley Williams	157,876,759	28,024,202	83,010,267

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
265,902,590	1,649,851	1,358,787	—

Proposal No. 3 - Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company's named executive officers by the following votes:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
154,473,020	30,443,644	984,297	83,010,267

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Digital Inc.

Date:	6/8/2026	By:	/s/ Tyler Page
Tyler Page Chief Executive Officer